UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): February 14, 2018

PROBILITY MEDIA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55074	33-1221758
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1517 San Jacinto Street
Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 856-7022

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

ProBility Media Corporation

February 14, 2018

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 14, 2018, pursuant to prior approvals by our board of directors and stockholders owning in excess of a majority of the voting power of our outstanding shares, we filed a Certificate of Amendment to Articles of Incorporation. The Certificate of Amendment increased the number of authorized shares of common stock that we may issue from 100,000,000 shares to 500,000,000 shares.

We currently have 54,391,735 outstanding shares of common stock.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment to Certificate of Incorporation, which is filed as Exhibit 3.1 to this current report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)         Exhibits. The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State on February 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROBILITY MEDIA CORPORATION

Date: February 14, 2018	By:	/s/ Evan M. Levine
Evan M. Levine
Chairman and Chief Executive Officer

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OLSHAN FROME WOLOSKY LLP
1325 Avenue of the Americas, 15th Floor
New York, New York 10019

February 14, 2018

VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	ProBility Media Corporation Current Report on Form 8-K dated February 14, 2018

Ladies and Gentlemen:

On behalf of ProBility Media Corporation, a Nevada corporation, we hereby submit in electronic format for filing with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and Rule 101(a)(1)(iii) of Regulation S-T, one copy of ProBility Media’s Current Report on Form 8-K dated February 14, 2018. The Form 8-K reports the increase in ProBility’s authorized shares of common stock under Item 5.03 and attaches the related Certificate of Amendment.

Please address any comments or questions that you may have concerning the Form 8-K to Steven M. Plumb, ProBility Media’s Chief Financial Officer (tel.: (713) 856-7022), or to me (tel.: (212) 451-2234).

Very truly yours,

/s/ Spencer G. Feldman

Spencer G. Feldman

SGF/cn

Enclosures

cc:	Mr. Evan M. Levine Mr. Noah I. Davis Mr. Steven M. Plumb

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